UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2004

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(216) 566-2000

Item 5. Other Events and Required FD Disclosure.

     On August 10, 2004, The Sherwin-Williams Company issued a press release announcing the signing of a definitive agreement for the purchase of 100% of the stock of Paint Sundry Brands Corporation. A copy of this press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99	Press Release of The Sherwin-Williams Company, dated August 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
August 11, 2004	By: /s/ L.E. Stellato L.E. Stellato Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99	Press Release of The Sherwin-Williams Company, dated August 10, 2004.

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